SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 6, 2002

The Allstate Corporation (Exact Name of Registrant as Specified in Charter)
Delaware (State or Other Jurisdiction of Incorporation)	1-11840 (Commission File Number)	36-3871531 (IRS Employer Identification Number)
2775 Sanders Road, Northbrook, Illinois (Address of Principal Executive Offices)	60062 (Zip Code)

Registrant's telephone number, including area code (847) 402-5000

Item 5.    Other Events

        On February 6, 2002, the Registrant issued a press release regarding, among other things, its results for the fourth quarter of 2001. Attached as Exhibit 99 are excerpts from that press release.

Item 7.    Financial Statements and Exhibits

  (c)
  Exhibits

Exhibit No.	Description
99	Excerpts from Registrant's press release dated February 6, 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ALLSTATE CORPORATION
By	/s/ SAMUEL H. PILCH Name: Samuel H. Pilch Title: Controller

February 7, 2002

Index to Exhibits

Number	Description	Sequential Page No.
99	Excerpts from registrant's press release dated February 6, 2002	5